EXHIBIT 10.86
                                                                   -------------


                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT ("Agreement") is made as of the 29th day of November 1999, by and between GENERIC DISTRIBUTORS, INCORPORATED, a Delaware corporation ("Guarantor"), and FINOVA MEZZANINE CAPITAL INC., Tennessee corporation formerly known as SIRROM CAPITAL CORPORATION, for itself and in its capacity as Collateral Agent pursuant to that Collateral Agent Agreement dated June 18, 1997, (the "Agency Agreement") by and between FMC and Argosy Investment Partners, L.P., a Pennsylvania limited partnership ("Argosy") (FMC and Argosy are collectively referred to herein as "Creditor").

                                    RECITALS:
                                    --------

         WHEREAS, FMC and Argosy have extended credit to DynaGen, Inc., a Delaware corporation ("Parent"), and Guarantor has guaranteed the obligations of Parent pursuant to a Guaranty Agreement of even date herewith executed by Guarantor (the "Guaranty"); and

         WHEREAS, in connection with the amendment of the Loan, FMC desires to obtain from Guarantor and Guarantor desires to grant to FMC a security interest in certain collateral more particularly described below.

                                   AGREEMENT:
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Security Interest. Guarantor hereby grants to FMC, as agent for itself and Argosy, a security interest in the following described property (collectively, the "Collateral"):

             (a) presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Guarantor arising out of the sale or lease of goods or the rendition of services by Guarantor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Guarantor and Guarantor's Books relating to any of the foregoing (collectively, "Accounts");

             (b) present and future general intangibles and other personal property (including choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, monies due under any royalty or licensing agreements, infringement claims, computer programs, computer discs, computer tapes, literature, reports, catalogs deposit accounts, insurance premium rebates, tax refunds, and tax refund claims) other than goods and Accounts, and Guarantor's Books relating to any of the foregoing (collectively, "General Intangibles");

             (c) present and future letters of credit, notes, drafts, instruments, certificated and uncertificated securities, documents, leases, and chattel paper, and Guarantor's Books relating to any of the foregoing (collectively, "Negotiable Collateral");

             (d) present and future inventory in which Guarantor has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Guarantor's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above, and Guarantor's Books relating to any of the foregoing (collectively, "Inventory");

             (e) present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods (other than consumer goods or farm products), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located (collectively, "Equipment");

             (f) books and records including: ledgers; records indicating, summarizing, or evidencing Guarantor's assets or liabilities, or the collateral; all information relating to Guarantor's business operations or financial condition; and all computer programs, disc or tape files, printouts, funds or other computer prepared information, and the equipment containing such information (collectively, "Guarantor's Books");

             (g) substitutions, replacements, additions, accessions, proceeds, products to or of any of the foregoing, including, but not limited to, proceeds of insurance covering any of the foregoing, or any portion thereof, and any and all Accounts, General Intangibles, Negotiables, Collateral, Inventory, Equipment, money, deposits, accounts, or other tangible or intangible property resulting from the sale or other disposition of the accounts, general Intangibles, Negotiable Collateral, Inventory, Equipment, or any portion thereof or interest therein and the proceeds thereof.

2. Secured Indebtedness. The security interest granted hereby shall secure the payment of the Obligations (as defined in the Guaranty) and the prompt performance of each of the covenants and duties under the Loan Documents (as defined in the "Loan Agreement," as defined in the Guaranty).

3. Representations and Warranties of Guarantor. Guarantor represents, warrants and agrees as follows:


             (a) Except as set forth on Schedule 3(a) hereto (the "Permitted Encumbrances"), Guarantor is the owner of the Collateral free and clear of any liens and security interests. Guarantor will defend the Collateral against the claims and demands of all persons other than the holders of the Permitted Encumbrances.

             (b) The address set forth on Schedule 3(b) hereto is Guarantor's principal places of business and the location(s) of all tangible Collateral and the place(s) where the records concerning all intangible Collateral are kept and/or maintained.

             (c) Guarantor will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and FMC is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

4. Agreements With Respect to the Collateral. Guarantor covenants and agrees with FMC as follows:

             (a) Guarantor will not permit any of the Collateral to be removed from the location specified herein, except for temporary periods in the normal and customary use thereof, without the prior written consent of FMC.

             (b) Guarantor shall notify FMC in writing of any change in the location of Guarantor's principal place of business (or residence) or the location of any tangible Collateral or the place(s) where the records concerning all intangible Collateral are kept or maintaine

             (c) Guarantor will keep the Collateral in good condition and repair and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Guarantor fails to pay such sums, FMC may do so for Guarantor's account and add the amount thereof to the Obligations.

             (d) Until the occurrence of an Event of Default, Guarantor shall be entitled to possession of the Collateral and to use the same in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.

             (e) Guarantor will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of FMC. Notwithstanding the foregoing, so long as an Event of Default has not occurred, Guarantor shall have the right to process and sell Guarantor's inventory in the regular course of business. FMC's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to FMC and subject to the security interest granted hereby. If at any time any of Guarantor's inventory is represented by any document of title, such document of title will be delivered promptly to FMC and subject to the security interest granted hereby.

             (f) Guarantor will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate.

             (g) Guarantor will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral. Such insurance shall be in such companies as may be acceptable to FMC, with provisions satisfactory to FMC for payment of all losses thereunder to FMC as its interests may appear. If required by FMC, Guarantor shall deposit the policies with FMC unless the possession of such policy is required by a senior lender, in which case Guarantor shall deposit the policy with the senior lender. If an Event of Default (as defined in the Loan Agreement) has occurred and is continuing, any money received by FMC under said policies may be applied to the payment of the Obligations, whether or not due and payable, or at FMC's option may be delivered by FMC to Guarantor for the purpose of repairing or restoring the Collateral. Guarantor assigns to FMC all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to FMC, and appoints FMC Guarantor's attorney-in-fact to endorse any draft or check made payable to Guarantor in order to collect the benefits of such insurance. If Guarantor fails to keep the Collateral insured as required by FMC, FMC shall have the right to obtain such insurance at Guarantor's expense and add the cost thereof to the Obligations.

             (h) Guarantor will not permit any liens or security interests other than those created by this Agreement and the Permitted Encumbrances to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of FMC.

5. Remedies Upon Default. Upon an Event of Default under and as defined in the Loan Agreement, FMC may pursue any or all of the following remedies, without any notice to Guarantor except as required below:

             (a) FMC may give written notice of default to Guarantor, following which Guarantor shall not dispose of, conceal, transfer, sell or encumber any of the Collateral (including, but not limited to, cash proceeds) without FMC's prior written consent, even if such disposition is otherwise permitted hereunder in the ordinary course of business. Any such disposition, concealment, transfer or sale after the giving of such notice shall constitute a wrongful conversion of the Collateral. FMC may obtain a temporary restraining order or other equitable relief to enforce Guarantor's obligation to refrain from so impairing FMC's Collateral.

             (b) FMC may take possession of any or all of the Collateral. Guarantor hereby consents to FMC's entry into any of Guarantor's premises to repossess Collateral, and specifically consents to FMC's forcible entry thereto as long as FMC causes no significant damage to the Premises in the process of entry (frilling of locks, cutting of chains and the like do not in themselves cause "significant" damage for the purposes hereof) and provided that FMC accomplishes such entry without a breach of the peace.

             (c) FMC may dispose of the Collateral at private or public sale. Any required notice of sale shall be deemed commercially reasonable if given at least five (5) days prior to sale. FMC may adjourn any public or private sale to a different time or place without notice or publication of such adjournment, and may adjourn any sale either before or after offers are received. The Collateral may be sold in such lots as FMC may elect, in its sole discretion. FMC may take such action as it may deem necessary to repair, protect, or maintain the Collateral pending its disposition.

             (d) FMC may recover any or all proceeds of accounts from any bank or other custodian who may have possession thereof. Guarantor hereby authorizes and directs all custodians of Guarantor's assets to comply with any demand for payment made by FMC pursuant to this Agreement, without the need of confirmation from Guarantor and without making any inquiry as to the existence of an Event of Default or any other matter. FMC may engage a collection agent to collect accounts for a reasonable percentage commission or for any other reasonable compensation arrangement.

             (e) FMC may notify any or all account debtors that subsequent payments must be made directly to FMC or its designated agent. Such notice may be made over FMC's signature or over Guarantor's name with no signature or both, in FMC's discretion. Guarantor hereby authorizes and directs all existing or future account debtors to comply with any such notice given by FMC, without the need of confirmation from Guarantor and without making any inquiry as to the existence of an Event of Default or as to any other matter.

             (f) FMC may, but shall not be obligated to, take such measures as FMC may deem necessary in order to collect any or all of the accounts. Without limiting the foregoing, FMC may institute any administrative or judicial action that it may deem necessary in the course of collecting and enforcing any or all of the accounts. Any administrative or judicial action or other action taken by FMC in the course of collecting the accounts may be taken by FMC in its own name or in Guarantor's name. FMC may compromise any disputed claims and may otherwise enter into settlements with account debtors or obligors under the accounts, which compromises or settlements shall be binding upon Guarantor. FMC shall have no duty to pursue collection of any account, and may abandon efforts to collect any account after such efforts are initiated.

             (g) FMC may, with respect to any account involving uncompleted performance by Guarantor, and with respect to any general intangible or other Collateral whose value may be preserved by additional performance on Guarantor's part, take such action as FMC may deem appropriate including, but not limited, to performing or causing the performance of any obligation of Guarantor thereunder, the making of payments to prevent defaults thereunder, and the granting of adequate assurances to other parties thereto with respect to future performance. FMC's action with respect to any such accounts or general intangibles shall not render FMC liable for further performance thereunder unless FMC so agrees in writing.

             (h) FMC may exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that FMC may have in its possession and that belong to Guarantor or to any other person or entity liable for the payment of any or all of the Obligations.

             (i) FMC may exercise any right that it may have under any other document evidencing or securing the Obligations or otherwise available to FMC at law or equity.

6. Audits and Examinations. FMC shall have the right, at any time, by its own auditors, accountants or other agents, to examine or audit any of the books and records of Guarantor, or the Collateral, all of which will be made available upon request. Such accountants or other representatives of FMC will be permitted to make any verification of the existence of the Collateral or accuracy of the records that FMC deems necessary or proper. Any reasonable expenses incurred by FMC in making such examination, inspection, verification or audit shall be paid by Guarantor promptly on demand and shall constitute part of the Obligations.

7. Termination Statement. Upon receipt of proper written demand following the payment in full of the Obligations and termination of any commitment of FMC to make any future advances to Guarantor, FMC at its option, shall send a termination statement with respect to any financing statement filed to perfect Creditor's security interests in any of the Collateral to Guarantor, or cause such termination statement to be filed with the appropriate filing officer(s).

8. Power of Attorney. Guarantor hereby constitutes FMC or its designee, as Guarantor's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Guarantor's name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or FMC's possession; to sign the name of Guarantor on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Guarantor to such address as FMC may designate; to execute any of the documents referred to in Section 3(c) hereof in order to perfect and/or maintain the security interests and liens granted herein by Guarantor to FMC; to do all other acts and things necessary to carry out the purposes of and remedies provided under this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable until all of the Obligations are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

9. Binding Effect. This Agreement shall inure to the benefit of FMC's successors and assigns and shall bind Guarantor's heirs, representatives, successors and assigns.

10. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

11. Governing Law and Amendments. This Agreement shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

12. Survival of Representations and Warranties. All representations and warranties contained herein or made by or furnished on behalf of Guarantor in connection herewith shall survive the execution and delivery of this Agreement.

13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

14. Construction and Interpretation. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same; it being agreed that Guarantor, FMC and their respective agents have participated in the preparation hereof.

15. Consent to Jurisdiction; Exclusive Venue. Guarantor hereby irrevocably consents to the Jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which FMC may be a party and which concerns this Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless FMC agrees to the contrary in writing.

16. Waiver of Trial by Jury. CREDITOR AND GUARANTOR HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

         IN WITNESS WHEREOF, Guarantor and FMC have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.



                                        GUARANTOR:
                                        ----------

                                        GENERIC DISTRIBUTORS, INCORPORATED,
                                        a Delaware corporation


                                        By: /s/ Dhnanjay Wadekar
                                            ---------------------------
                                        Title: Secretary







                                        AGENT:
                                        ------

                                        FINOVA MEZZANINE CAPITAL INC.,
                                        a Tennessee corporation


                                        By: /s/ Tim McCarthy
                                            ------------------------
                                        Title: Vice President